UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                       PURSUANT TO SECTION 12(B) OR (G) OF
                           THE SECURITIES ACT OF 1934


                               Ads in Motion, Inc.
             (Exact name of registrant as specified in its charter)

       Delaware                                            95-4856713
(State of Incorporation)                    (I.R.S. Employer Identification No.)

                               4139 Corral Canyon
                                 Bonita CA 91902
          (Address of principal executive offices, including Zip Code)

                                 (619) 200-6769
              (Registrant's Telephone Number, Including Area Code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this Form relates (if applicable): File No. 333-143935

   Securities to be registered pursuant to Section 12(b) of the Exchange Act:

                                      None

        Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, par value $.0001 per share

The Commission is respectfully requested to send copies of all notices, orders and communications to:

                             KAREN A. BATCHER, ESQ.
                         BATCHER ZARCONE & BATCHER, LLP
                             4252 BONITA ROAD, #151
                                BONITA, CA 91902
                     TEL. (619) 475-7882 FAX (619) 789-6262

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

The description of securities contained in the Registrant's Registration Statement on Form SB-2, as amended, filed with the commission (File 333-143935) is incorporated by reference into this registration statement.

ITEM 2. EXHIBITS

     Exhibit Number               Description
     --------------               -----------

          3.1*            Articles of Incorporation
          3.2*            Bylaws
          5.1*            Legal opinion
         23.2*            Consent of Chang G. Park CPA

----------
* filed as an exhibit to our SB-2 filing Dated June 21, 2007

                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: October 13, 2008               ADS IN MOTION, INC.


                                      By: /s/ EDWARD F. MYERS III
                                         ---------------------------
                                         EDWARD F. MYERS III
                                         President